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                                                                    Exhibit 10.7

            *** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
                FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
                    COMMISSION PURSUANT TO RULE 24b-2 OF THE
                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                                Amendment No. 10

                       TO THE A330/A340 PURCHASE AGREEMENT

                          dated as of November 24, 1998

                                     between

                                 AVSA, S.A.R.L.,

                                       and

                             US AIRWAYS GROUP, INC.

This Amendment No. 10 (this "Amendment") entered into as of September 27, 2005, by and between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac, France (the "Seller"), and US Airways Group, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its executive offices located at 2345 Crystal Drive, Arlington, VA 22227, U.S.A. (the "Buyer");

                                   WITNESSETH:

WHEREAS, the Buyer and the Seller entered into an Airbus A330/A340 Purchase Agreement, dated as of November 24, 1998, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus A330 and A340 model aircraft (the "Aircraft"), which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended by Amendment No.1 dated as of March 23, 2000, Amendment No. 2 dated as of June 29, 2000, Amendment No. 3 dated as of November 27, 2000, Amendment No. 4 dated as of September 20, 2001, Amendment No. 5 dated as of July 17, 2002, Amendment No. 6 dated as of March 29, 2003, Amendment No. 7 dated as of August 30, 2004, Amendment No. 8 dated as of December 22, 2004, and Amendment No. 9 dated as of January 17, 2005, is hereinafter called the "Agreement";

WHEREAS, the Buyer and the Seller are parties to the Memorandum of Understanding among the Seller, the Buyer, US Airways, Inc., and America West Airlines, Inc., bearing AVSA No. 5343 and signed by all the parties thereto as of May 19, 2005 (the "MOU"); and

WHEREAS, the Buyer has requested, and the Seller, has agreed, on the terms and conditions set forth in this Amendment, to modify certain provisions of the Agreement as set forth herein.


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NOW, THEREFORE, IT IS AGREED AS FOLLOWS:


Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms "herein," "hereof," and "hereunder" and words of similar import refer to this Amendment.

1.    DEFINITIONS

      Clause 1 of the Agreement is hereby amended by addition of the following text:

      QUOTE

      A350 Purchase Agreement - The A350 purchase agreement dated as of September 27, 2005 among the Seller, the Buyer, US Airways, Inc. and America West Airlines, Inc. (the "A350 Purchase Agreement").

      UNQUOTE

2.    ASSUMPTION OF PURCHASE AGREEMENT

      The Buyer will assume the Agreement in connection with its emergence from the bankruptcy proceedings of the Buyer and US Airways, Inc., and certain of their affiliates commenced on September 12, 2004, in the United States Bankruptcy Court for the Eastern District of Virginia, Alexandria Division (the "Chapter 11 Case").

3.    PARAGRAPH 9 AND PARAGRAPH 2 OF PURCHASE AGREEMENT:  DELIVERY AND
      SPECIFICATION

3.1 The delivery schedule for the Aircraft as set forth in Subclause 9.1.1 of the Agreement is hereby deleted and replaced with the following:

      QUOTE

      Aircraft No.      Type                    Scheduled Delivery Month
      ------------      ----                    ------------------------

      [...***...]

      UNQUOTE

      The Aircraft shown in the table above are hereinafter referred to as the "Rescheduled Aircraft."

***CONFIDENTIAL TREATMENT REQUESTED


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3.2   In respect of the Rescheduled Aircraft, Clause 3.2 of the Agreement will be replaced with the following quoted text:

      QUOTE

      The Rescheduled Aircraft (as such term is defined in Amendment No. 10 to this Agreement) will be delivered based on the latest applicable standard specification available from the Manufacturer at the time the final definition of the Rescheduled Aircraft must be concluded, in order to accommodate timely manufacturing and delivery thereof (the "Latest Standard Specification"). The parties will execute all of manufacturer initiated changes to the Standard Specification (the "Manufacturer Specification Change Notices") ("MSCNS")) needed to amend the Standard Specification to the Latest Standard Specification (the "Required MSCNs"). Any and all costs associated with the incorporation of such Required MSCNs will be borne by the Seller, [...***...].

      UNQUOTE

3.3   [...***...]

4.    A330 AIRCRAFT COMMITMENT

      The Buyer undertakes not to remove [...***...] Aircraft in service in the fleet of the Buyer or US Airways, Inc, as of the date hereof prior to the date (with respect to the removal of any [...***...] such Aircraft) that is [...***...] prior to the expected delivery date of (i) an A350 Aircraft under the A350 Purchase Agreement or (ii) a Rescheduled Aircraft purchased either hereunder or purchased by the Buyer pursuant to its right to convert an A350 Aircraft to an A330 Aircraft under the A350 Purchase Agreement (such [...***...] period being hereinafter referred to as the [...***...]) (the aircraft referred to in (i) and/or (ii) being the "Replacement Aircraft"). [...***...].

5.    LETTER AGREEMENT NO. 2 AND A330-200 FIRM ORDER RESTRUCTURING

5.1 The Buyer will pay the Seller a nonrefundable fee in the amount of [...***...] (the "Restructuring Fee"), which will be due and owing on the satisfaction of the conditions precedent set forth below in Paragraph
      8.1. In consideration of and immediately on the Buyer's paying the Restructuring Fee, (i) Letter Agreement No. 2 to Amendment No. 6 to the Agreement will be canceled, and neither the Buyer nor the Seller will have any more rights or obligations under such Letter Agreement, and
      (ii) [...***...].

5.2   [...***...]

5.3 The Restructuring Fee will be paid [...***...]. After this [...***...], the Buyer and Seller agree that [...***...] will amount to [...***...], which the Seller will retain [...***...]:

***CONFIDENTIAL TREATMENT REQUESTED


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      (i)   the Seller will apply [...***...] an equal  amount due the Seller in "Initial Payments," of which [...***...] is allocated to each of the twenty (20) A350 Aircraft as due the Seller as of the date hereof under the A350 Purchase Agreement, and

      (ii) the Seller will apply [...***...], to the ten (10) Rescheduled Aircraft on firm order in this Amendment, of which [...***...] is allocated to each of the ten (10) Rescheduled Aircraft (the "Initial A330 Payment(s)"). [...***...].

6.    LETTER AGREEMENT NO. 3:  ADDITIONAL AIRCRAFT

      Letter Agreement No. 3 to the Agreement is hereby canceled, and neither the Seller nor the Buyer will have any further rights or obligations with respect to such Letter Agreement or the Additional Aircraft that are the subject of such Letter Agreement, nor will such cancellation give rise to any claim against US Airways, Inc., the Buyer or their affiliates or subsidiaries, either in the Chapter 11 Case or otherwise.

7.    SPARES SUPPORT

      Effective on the later of (i) the date on which the Buyer or any of its Affiliate(s) and America West Airlines, Inc. operate under a common operating certificate as recognized by the Buyer's aviation authorities and (ii) December 31, 2007, then Paragraph 5.1 of Letter Agreement No. 1 to the Agreement will be deleted and replaced with the following quoted text:

      QUOTE

      5.1 Point of Shipment

      [...***...]

      UNQUOTE

8.    EFFECT OF AMENDMENT

8.1 It will be a condition precedent to the effectiveness of this Amendment that the conditions precedent to (i) the validity of the A350 Purchase Agreement have been satisfied, and (ii) the conditions precedent to the obligations of Airbus Financial Services (the "Lender") set forth in the $161,000,000 Loan Agreement dated as of September 27, 2005 among US Airways, Inc., America West Airlines, Inc., US Airways Group, Inc., the Lender and Wells Fargo Bank Northwest, National Association, as Collateral Agent, have been either satisfied or been waived by the Lender.

***CONFIDENTIAL TREATMENT REQUESTED


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8.2   Upon effectiveness, the provisions of this Amendment will constitute a valid amendment to the Agreement and the Agreement will be deemed to be amended to the extent herein provided. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment, including Paragraph 3 of the MOU.

8.3 Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement, and that this Amendment will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

9.    GOVERNING LAW

      THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL, PURSUANT TO
      SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISION THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION. EXCEPT TO THE EXTENT THAT THE BANKRUPTCY COURT IN THE CHAPTER 11 CASE HAS JURISDICTION THEREOF, ANY DISPUTE ARISING HEREUNDER WILL BE REFERRED TO THE FEDERAL OR STATE COURTS LOCATED IN NEW YORK CITY, NEW YORK, AND EACH OF THE PARTIES HERETO IRREVOCABLY SUBMITS TO AND ACCEPTS SUCH JURISDICTION.

      IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT OR TO THE AGREEMENTS CONTEMPLATED HEREIN.

10.   CONFIDENTIALITY

      Notwithstanding the Confidentiality provisions of Clause 22.4 of the Agreement, the Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Amendment hereby strictly confidential, except as required by applicable law or pursuant to legal process, and except that the Buyer may disclose the terms of this Amendment to the parties to the ATSB loan agreement dated as of March 31, 2003, as amended, and the committee professionals of the Unsecured Creditors Committee in the Chapter 11 Case and any proposed equity investor in the Buyer that is making its investment substantially contemporaneously as of the date hereof, provided, however, that each such person agrees to hold the terms and conditions of this Amendment confidential.

11.   COUNTERPARTS

      This Amendment may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one same instrument.


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      IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

      US AIRWAYS GROUP, INC.                    AVSA, S.A.R.L.


      By:                                       By:
           ------------------------------          ----------------------------


      Its:                                      Its:
          -------------------------------           ---------------------------


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